SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Dole evaluated subsequent events through March 22, 2023, the date that Dole’s consolidated financial statements were issued.
On January 6, 2023, Dole paid a cash dividend of $0.08 per share, totaling $7.6 million, to shareholders for the third quarter dividend declared on November 16, 2022.
On January 30, 2023, certain of our wholly owned subsidiaries entered into the Agreement with Fresh Express, whereby Fresh Express has agreed to acquire the fresh vegetables division for approximately $293.0 million in cash, subject to certain adjustments set forth in the Agreement. The Vegetables Transaction is expected to close after regulatory approval is obtained, subject to the satisfaction or waiver of customary closing conditions.
In February of 2023, Dole was the victim of a sophisticated ransomware attack involving unauthorized access to employee information. Upon detecting the attack, the Company promptly took steps to contain the attack, retained the services of leading third-party cybersecurity experts and notified law enforcement. The February 2023 attack had a limited impact on Dole’s operations.
On March 6, 2023, the Board of Directors of Dole plc declared a cash dividend for the fourth quarter of 2022 of $0.08 per share, payable on April 21, 2023, to shareholders of record on March 31, 2023.